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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 17, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



         Pennsylvania                    1-7410                25-1233834
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                   15258
                   (Address of principal executive offices)        (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated February 17, 1998, Mellon Bank Corporation announced the completion of its previously announced acquisition of 1st Business Corporation, parent of 1st Business Bank, a full-service commercial bank serving midsize business firms in Southern California.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated February 17, 1998, announcing the matter referenced in Item 5 above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  February 19, 1998      By:  /s/ STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial Officer
                                  & Treasurer
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                                 EXHIBIT INDEX


Number               Description                    Method of Filing

99.1                 Press Release dated            Filed herewith
                     February 17, 1998